Exhibit 10.5

CONFIDENTIAL TREATMENT

AMENDMENT NO. 4 TO AGREEMENT NO. 200600447
BETWEEN AMGEN USA INC. AND FRESENIUS MEDICAL CARE HOLDINGS, INC.

This Amendment No. 4 (“Amendment No. 4”) to Agreement No. 200600447 (the “Agreement”) is being entered into by and among Amgen USA Inc. (“Amgen”), a wholly-owned subsidiary of Amgen Inc.; Amgen Inc.; and Fresenius Medical Care Holdings, Inc. (“FMCH”) (Amgen and FMCH each a “Party” and together, the “Parties”). This Amendment No. 4 shall be effective on July 1, 2007.

WHEREAS, Amgen and FMCH have entered into that certain Sourcing & Supply Agreement No. 200600447, effective on October 1, 2006; and

WHEREAS, Amgen and FMCH mutually desire to amend the Agreement as stated below.

NOW, THEREFORE, in consideration of the premises and the mutual promises and undertakings herein contained, the parties hereto agree as follows:

Section 1.  Definitions; References.  Unless otherwise specifically defined herein, each term used herein, which is defined in the Agreement, shall have the meaning assigned to such term in the Agreement. Except as amended and supplemented hereby, all of the terms of the Agreement are incorporated herein by reference, shall remain and continue in full force and effect and are hereby ratified and confirmed in all respects.

Section 2.  [*]

Agreement No. 200600447 — Amend No. 4	Ver.

Fax No. 805-830-0306	ACIS 10518

CONFIDENTIAL TREATMENT

AMENDMENT NO. 4 TO AGREEMENT NO. 200600447
BETWEEN AMGEN USA INC. AND FRESENIUS MEDICAL CARE HOLDINGS, INC.

All other terms and conditions of the Agreement remain unchanged and in full force and effect.

The Parties have executed this Amendment No. 4 by their designated representatives set forth below.

AMGEN USA INC.	FRESENIUS MEDICAL CARE HOLDINGS, INC.

By: /s/ Neil Bankston	By: /s/ Robert J. McGorty
Name (print): Neil Bankston	Name (print): Robert J. McGorty
Title:Executive Director, Pricing & Contracts	Title: Vice President

Date: June 26, 2007	Date: June 26, 2007

AMGEN INC. with respect to certain provisions of the Agreement as set forth in the Agreement

By: /s/ Helen Torley
Name (print): Helen Torley
Title: General Manager

Date: June 26, 2007

Agreement No. 200600447 — Amend No. 4	Ver.

Fax No. 805-830-0306	ACIS 10518